UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21131

John Hancock Preferred Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Preferred Income Fund

Ticker: HPI Annual report 7/31/15

A message to shareholders

Dear shareholder,

Global market volatility crept up over the past several months, despite improving economic conditions in many developed countries and continued central bank stimulus. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and initial vote to reject the terms of a bailout package from European creditors. A subsequent deal offers hope of an orderly resolution. The Shanghai Stock Exchange had gained in excess of 150% over a 12-month period through mid-June, but it went on to reverse course with a significant correction over the ensuing weeks, even after the Chinese government devalued its currency. In the United States, investors seem to be taking a wait-and-see stance: waiting for the U.S. Federal Reserve to make its first policy change in seven years and waiting to see whether the U.S. economy can find another gear.

The divergence of economic health around the world has created volatility in global markets, including in the United States. At the time of this writing, stocks have experienced their first correction (a decline of 10% or more) since 2011. Unpleasant as they are, these periods can ultimately be beneficial to the long-term health of markets, resetting valuations and investor expectations on a more realistic trajectory. The near-term challenge for many investors will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market disruptions. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning a broad mix of asset classes and by adding alternative strategies such as absolute return funds to help better diversify their portfolios.

At John Hancock Investments, one of the ways we seek to maximize the value shareholders receive is by lowering expenses where possible. To that end, we were pleased to announce expense reductions across a wide range of funds. Details can be found at jhinvestments.com.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of July 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Preferred Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
13	Financial statements
17	Financial highlights
18	Notes to financial statements
26	Auditor's report
27	Tax information
28	Additional information
30	Shareholder meeting
31	Continuation of investment advisory and subadvisory agreements
36	Trustees and Officers
40	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income consistent with preservation of capital. The fund's secondary objective is to provide growth of capital to the extent consistent with its primary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/15 (%)

The fund's performance is compared to the fund's benchmark, the Bank of America Merrill Lynch Hybrid Preferred Securities Index. Historically, the fund's performance has also been compared to the Barclays U.S. Aggregate Bond Index. The use of the Barclays U.S. Aggregate Bond Index as a benchmark will be discontinued due to the minimal overlap in holdings between the fund and index, and this comparison will no longer be included after this annual report.

The Bank of America Merrill Lynch Hybrid Preferred Securities Index is a subset of the Bank of America Merrill Lynch Fixed Rate Preferred Securities Index, including all subordinated securities with a payment deferral feature. The Bank of America Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. Qualifying securities must have an investment grade rating and must have an investment-grade-rated country of risk.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's most recent performance and current annualized distribution rate can be found at jhinvestments.com.

The fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading, which could cause the fund to trade at a discount or premium to its NAV at any time.

The performance data contained within this material represents past performance, which does not guarantee future results.

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Many preferred securities posted solid gains

Preferreds were helped mainly by muted supply and solid demand, although the period was volatile amid interest-rate uncertainty.

Utilities holdings performed well

The fund benefited from the utilities sector, which accounted for some of its best performers.

Energy companies detracted

The decline in oil prices led to weak performance of the fund's energy common stock holdings and certain other energy-related holdings.

PORTFOLIO COMPOSITION AS OF 7/31/15 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Focusing on a particular industry or sector may increase the fund's volatility and make it more susceptible to market, economic, and regulatory risks as well as other factors affecting those industries or sectors.

The fund normally will invest at least 25% of its total assets in the industries composing the utilities sector, which includes telecommunications companies, measured at the time of purchase. When the fund's investments focus on one or more sectors of the economy, they are far less diversified than the broad securities markets. This means that the fund may be more volatile than other funds, and the values of its investments may go up and down more rapidly. Because utility companies are capital intensive, they can be hurt by higher interest rates, which would increase the companies' interest burden. They can also be affected by costs in connection with capital construction programs, costs associated with environmental and other regulations, and the effects of economic declines, surplus capacity, and increased competition. In addition, the fund may invest in financial services companies, which can be hurt by economic declines, changes in interest rates, and regulatory and market impacts. The fund's investments in securities of foreign issuers involve special risks, such as political, economic, and currency risks and differences in accounting standards and financial reporting.

Discussion of fund performance

An interview with Portfolio Manager Gregory K. Phelps, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Gregory K. Phelps
Portfolio Manager
John Hancock Asset Management

Most preferred securities posted modest gains during the 12-month period ended July 31, 2015. What factors drove this performance?

Many preferred securities posted solid results during the period, somewhat bucking the interest-rate worries that weighed on most other U.S. fixed-income asset classes. Preferred securities were helped mainly by favorable supply-and-demand trends. The supply was muted during the period as new issuance remained low and issuers redeemed outstanding debt at a healthy clip; however, the demand was still solid. Given the overall low-rate environment, investors had a healthy appetite for preferred securities, which generally produced more income than U.S. government bonds, many foreign government bonds, and investment-grade corporate securities. That said, shifting expectations about the likelihood of interest-rate hikes, plus worries about falling commodity prices, weakening global economic growth, the potential for Greece to default on its debt, and political instability in some parts of the world, made the environment more volatile than preferred securities had experienced in some time.

What's your view on preferred securities?

Income-seeking investors are trying to determine when the U.S. Federal Reserve (Fed) may start to raise U.S. interest rates. We don't expect the central bank to make its first hike before the latter part of 2015, at the earliest. The Fed has continued to maintain that it needs to see a firming of U.S. economic data, particularly in the labor market. While jobs data had strengthened by period end, the U.S. economy faced a number of headwinds, including economic weakness in China, Europe, and Canada; declining commodity prices; and a strong U.S. dollar.

Even if rates do begin to rise in 2015, we don't anticipate a dramatic sell-off of preferred securities, nor do we believe demand will be choked off. Our view is that rate hikes will occur in small, gradual,

"Given the overall low-rate environment, investors had a healthy appetite for preferred securities, which generally produced more income than U.S. government bonds, many foreign government bonds, and investment-grade corporate securities."
and digestible increments, some of which may already be priced into the values of preferred securities. At the same time, we don't foresee a meaningful increase in supply on the horizon.

Given that backdrop, we believe preferred securities remain well positioned relative to other fixed-income-producing investments. At period end, many preferred securities offered attractive levels of income relative to many investment-grade fixed-income alternatives, including U.S. government securities, developed-market government bonds, and many investment-grade corporate bonds. Furthermore, many preferred securities offered income that was tax advantaged, which we believe will continue to be a draw for tax-sensitive investors.

What holdings contributed to performance?

As it has been for some time now, the utilities sector was the source of many of the fund's best performers, with PPL Capital Funding, Inc., NextEra Energy Capital Holdings, Inc., and BGE Capital Trust II among the leaders. Each generated better-than-market returns, helped by still-solid demand from investors seeking comparatively high-yielding assets from industries deemed safer havens.

SECTOR COMPOSITION AS OF 7/31/15 (%)

"Even if rates do begin to rise in 2015, we don't anticipate a dramatic sell-off of preferred securities, nor do we believe demand will be choked off."
Investors' appetite for these preferred securities boosted demand and the lack of supply helped bolster prices. Many utilities, in particular, redeemed their outstanding preferred shares years ago, and those with preferred shares still outstanding tended to benefit from relative scarcity as a result.

What hurt the fund's performance?

Detracting from the fund's results were energy-related holdings, including Royal Dutch Shell PLC, which suffered price declines as oil prices slumped. These investments generally paid higher-than-average dividends and helped us diversify the portfolio. Holdings in MetLife, Inc. also hurt, as their prices declined in advance of their July 1, 2015, call date. The fund's use of derivatives was a slight drag on returns.

Where are you finding opportunities of late?

Although we took advantage of opportunities to purchase a few new positions we felt were attractively valued, there weren't any major changes to the portfolio during the period. That said, we used some of the proceeds of holdings that were called by the issuers prior to maturity to add more of the relatively high-coupon preferred securities of JPMorgan Chase & Co. and Morgan Stanley Capital Trust.

TOP 10 ISSUERS AS OF 7/31/15 (%)

Royal Bank of Scotland	4.1
PPL Capital Funding, Inc.	3.9
Bank of America/Merrill Lynch	3.8
JPMorgan Chase & Co.	3.7
Entergy	3.5
Morgan Stanley	3.4
Qwest Corp.	3.2
U.S. Bancorp	3.1
Wells Fargo & Company	2.9
Barclays Bank PLC	2.9
TOTAL	34.5
As a percentage of total investments.
Cash and cash equivalents are not included.

Can you fill us in on an upcoming management change?

Effective August 31, 2015, Mark T. Maloney will be retiring. We have named Joseph H. Bozoyan, CFA, to replace him. Joe was most recently a senior investment analyst with John Hancock Investments, where he provided research for intrinsic value strategies. We look forward to working with Joe, and we wish Mark the best.

MANAGED BY

Gregory K. Phelps On the fund since inception Investing since 1981
Mark T. Maloney On the fund since inception Investing since 1976
Joseph H. Bozoyan, CFA On the fund since 2015 Investing since 1993

QUALITY COMPOSITION AS OF 7/31/15 (%)

The views expressed in this report are exclusively those of Gregory K. Phelps, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Fund's investments

As of 7-31-15
	Shares	Value
Preferred securities 145.6% (96.2% of Total investments)		$823,065,170
(Cost $789,243,139)
Consumer staples 2.3%		13,013,000
Food and staples retailing 2.3%
Ocean Spray Cranberries, Inc., Series A, 6.250% (S)	143,000	13,013,000
Financials 91.2%		515,432,316
Banks 43.1%
Bank of America Corp., 6.500%	115,000	2,976,200
Bank of America Corp., Depositary Shares, Series D, 6.204%	145,000	3,694,600
Barclays Bank PLC, Series 3, 7.100%	205,000	5,350,500
Barclays Bank PLC, Series 5, 8.125% (Z)	740,000	19,432,400
BB&T Corp., 5.200% (Z)	435,000	10,431,300
BB&T Corp., 5.625% (Z)	450,000	11,160,000
Citigroup Capital XIII (7.875% to 10-30-15, then 3 month LIBOR + 6.370%)	15,000	382,050
Citigroup, Inc., 5.800%	65,000	1,623,700
Citigroup, Inc., 6.875%	60,000	1,594,800
Citigroup, Inc. (6.875% to 11-15-23, then 3 month LIBOR + 4.130%)	220,175	6,037,197
HSBC Finance Corp., Depositary Shares, Series B, 6.360% (Z)	702,121	17,847,916
HSBC USA, Inc., 6.500%	140,234	3,584,381
ING Groep NV, 6.125% (Z)	61,500	1,565,175
ING Groep NV, 7.050% (Z)	750,000	19,410,000
ING Groep NV, 7.200% (Z)	100,000	2,595,000
JPMorgan Chase & Co., 5.450% (Z)	405,000	9,784,800
JPMorgan Chase & Co., 5.500%	66,961	1,620,456
JPMorgan Chase & Co., 6.100%	122,000	3,029,260
JPMorgan Chase & Co., 6.125%	670,000	16,736,600
JPMorgan Chase & Co., 6.300%	25,000	640,250
RBS Capital Funding Trust V, 5.900%	620,000	15,276,800
RBS Capital Funding Trust VII, 6.080%	220,000	5,486,800
Regions Financial Corp., 6.375%	78,480	2,013,797
Royal Bank of Scotland Group PLC, Series L, 5.750% (Z)	580,000	14,210,000
Santander Holdings USA, Inc., Series C, 7.300% (Z)	365,000	9,533,800
The PNC Financial Services Group, Inc., 5.375%	40,000	992,400
The PNC Financial Services Group, Inc. (6.125% to 5-1-22, then 3 month LIBOR + 4.067%)	187,000	5,151,850
U.S. Bancorp (6.000% to 4-15-17, then 3 month LIBOR + 4.861%) (Z)	240,000	6,456,000
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%) (Z)	705,000	20,212,350
Wells Fargo & Company, 6.000%	127,000	3,248,660
Wells Fargo & Company, 8.000% (Z)	756,000	21,546,000
Capital markets 20.9%
Deutsche Bank Contingent Capital Trust II, 6.550% (Z)	252,500	6,772,050
Deutsche Bank Contingent Capital Trust III, 7.600%	510,000	14,101,500

8SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets (continued)
Merrill Lynch Preferred Capital Trust III, 7.000% (Z)	345,000	$8,873,400
Merrill Lynch Preferred Capital Trust IV, 7.120% (Z)	277,000	7,168,760
Merrill Lynch Preferred Capital Trust V, 7.280%	367,000	9,501,630
Morgan Stanley, 6.625%	80,000	2,096,000
Morgan Stanley (6.375% to 10-15-24, then 3 month LIBOR + 3.708%)	85,000	2,185,350
Morgan Stanley Capital Trust III, 6.250% (Z)	291,000	7,469,970
Morgan Stanley Capital Trust IV, 6.250% (Z)	323,000	8,278,490
Morgan Stanley Capital Trust V, 5.750%	370,000	9,316,600
State Street Corp., 5.250%	170,000	4,231,300
State Street Corp., 6.000% (Z)	580,600	14,828,524
The Bank of New York Mellon Corp., 5.200%	25,000	617,500
The Goldman Sachs Group, Inc., 5.950%	185,100	4,634,904
The Goldman Sachs Group, Inc., 6.125% (Z)	544,000	13,790,400
The Goldman Sachs Group, Inc., Series B, 6.200% (Z)	160,000	4,078,400
Consumer finance 1.9%
Navient Corp., 6.000%	173,500	3,582,775
SLM Corp., Series A, 6.970%	147,391	7,098,351
Diversified financial services 1.5%
General Electric Capital Corp., 4.700%	345,000	8,642,250
Insurance 10.7%
Aegon NV, 6.375% (Z)	520,000	13,171,600
Aegon NV, 6.500% (Z)	260,000	6,684,600
American Financial Group, Inc., 7.000% (Z)	330,000	8,401,800
Prudential Financial, Inc., 5.750%	140,000	3,568,600
Prudential PLC, 6.500% (Z)	154,500	4,020,090
Prudential PLC, 6.750%	51,000	1,325,490
RenaissanceRe Holdings Ltd., Series C, 6.080%	71,000	1,799,140
W.R. Berkley Corp., 5.625% (Z)	890,000	21,796,100
Real estate investment trusts 13.0%
Kimco Realty Corp., 6.000% (Z)	901,000	22,966,490
Public Storage, 5.200%	135,000	3,242,700
Public Storage, 5.750% (Z)	449,500	11,089,165
Public Storage, 6.350%	225,000	5,791,500
Public Storage, Depositary Shares, Series Q, 6.500%	117,000	3,025,620
Public Storage, Series P, 6.500%	57,500	1,463,375
Senior Housing Properties Trust, 5.625%	827,000	19,599,900
Ventas Realty LP, 5.450% (Z)	245,000	6,200,950
Thrifts and mortgage finance 0.1%
Federal National Mortgage Association, Series S, 8.250% (I)	80,000	392,000

SEE NOTES TO FINANCIAL STATEMENTS9

	Shares	Value
Industrials 2.2%		$12,736,350
Machinery 2.2%
Stanley Black & Decker, Inc., 5.750%	495,000	12,736,350
Telecommunication services 12.2%		68,696,220
Diversified telecommunication services 5.6%
Qwest Corp., 6.125%	30,000	754,500
Qwest Corp., 7.000%	20,000	522,000
Qwest Corp., 7.375% (Z)	750,000	19,530,000
Qwest Corp., 7.500% (Z)	232,500	6,151,950
Verizon Communications, Inc., 5.900%	168,000	4,356,240
Wireless telecommunication services 6.6%
Telephone & Data Systems, Inc., 6.625% (Z)	233,000	5,906,550
Telephone & Data Systems, Inc., 6.875%	103,000	2,622,380
Telephone & Data Systems, Inc., 7.000% (Z)	340,000	8,755,000
United States Cellular Corp., 6.950% (Z)	795,000	20,097,600
Utilities 37.7%		213,187,284
Electric utilities 28.3%
Duke Energy Corp., 5.125% (Z)	920,000	23,036,800
Entergy Arkansas, Inc., 5.750%	47,500	1,189,875
Entergy Louisiana LLC, 5.250% (Z)	240,000	6,028,800
Entergy Louisiana LLC, 5.875%	252,625	6,363,624
Entergy Louisiana LLC, 6.000% (Z)	201,437	5,090,313
Entergy Mississippi, Inc., 6.000% (Z)	371,000	9,404,850
Entergy Mississippi, Inc., 6.200%	89,294	2,272,532
FPL Group Capital Trust I, 5.875% (Z)	345,000	8,783,700
Gulf Power Company, 5.750%	145,000	3,680,100
HECO Capital Trust III, 6.500%	379,850	9,735,556
Interstate Power & Light Company, 5.100% (Z)	270,000	6,782,400
NextEra Energy Capital Holdings, Inc., 5.700% (Z)	905,000	22,887,450
NSTAR Electric Company, 4.780% (Z)	15,143	1,476,594
PPL Capital Funding, Inc., 5.900% (Z)	1,312,439	33,716,558
SCE Trust I, 5.625%	240,000	5,988,000
SCE Trust II, 5.100% (Z)	549,000	13,186,980
SCE Trust III (5.750% to 3-15-24, then 3 month LIBOR + 2.990%)	20,000	557,800
Multi-utilities 9.4%
Baltimore Gas & Electric Company, Series 1995, 6.990%	40,000	4,046,252
BGE Capital Trust II, 6.200% (Z)	710,000	18,481,300
DTE Energy Company, 5.250%	520,000	12,558,000
DTE Energy Company, 6.500% (Z)	400,000	10,736,000
Integrys Energy Group, Inc. (6.000% to 8-1-23, then 3 month LIBOR + 3.220%) (Z)	260,000	7,183,800

10SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Common stocks 1.9% (1.3% of Total investments)				$10,767,500
(Cost $11,249,806)
Energy 1.3%				7,185,000
Oil, gas and consumable fuels 1.3%
	Royal Dutch Shell PLC, ADR, Class A		125,000	7,185,000
Utilities 0.6%				3,582,500
Electric utilities 0.2%
	FirstEnergy Corp.		40,000	1,358,400
Multi-utilities 0.4%
	CenterPoint Energy, Inc.		115,000	2,224,100
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 2.2% (1.4% of Total investments)				$12,479,000
(Cost $12,931,650)
Energy 1.3%				7,304,000
Oil, gas and consumable fuels 1.3%
Energy Transfer Partners LP (P)(Z)	3.295	11-01-66	8,800,000	7,304,000
Utilities 0.9%				5,175,000
Multi-utilities 0.9%
Dominion Resources, Inc. (5.750% to 10-1-24, then 3 month LIBOR + 3.057%)	5.750	10-01-54	5,000,000	5,175,000
			Par value	Value
Short-term investments 1.7% (1.1% of Total investments)				$9,382,000
(Cost $9,382,000)
Repurchase agreement 1.7%				9,382,000
Repurchase Agreement with State Street Corp. dated 7-31-15 at 0.000% to be repurchased at $9,382,000 on 8-3-15, collateralized by $9,855,000 U.S. Treasury Notes, 1.500% due 1-31-22 (valued at $9,572,162, including interest)			9,382,000	9,382,000
Total investments (Cost $822,806,595)† 151.4%				$855,693,670
Other assets and liabilities, net (51.4%)				($290,587,336)
Total net assets 100.0%				$565,106,334

SEE NOTES TO FINANCIAL STATEMENTS11

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
LIBOR	London Interbank Offered Rate
(I)	Non-income producing security.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Z)	A portion of this security is segregated as collateral pursuant to the Committed Facility Agreement. Total collateral value at 7-31-15 was $487,025,879.
†	At 7-31-15, the aggregate cost of investment securities for federal income tax purposes was $822,807,199. Net unrealized appreciation aggregated $32,886,471, of which $39,812,146 related to appreciated investment securities and $6,925,675 related to depreciated investment securities.

12SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-15

Assets
Investments, at value (Cost $822,806,595)	$855,693,670
Cash	433
Cash held at broker for futures contracts	864,000
Cash segregated at custodian for swap contracts	1,020,000
Dividends and interest receivable	1,854,217
Other receivables and prepaid expenses	34,149
Total assets	859,466,469
Liabilities
Credit facility agreement payable	292,500,000
Payable for investments purchased	252,929
Swap contracts, at value	1,085,307
Payable for futures variation margin	380,000
Interest payable	14,497
Payable to affiliates
Accounting and legal services fees	7,533
Trustees' fees	3,025
Other liabilities and accrued expenses	116,844
Total liabilities	294,360,135
Net assets	$565,106,334
Net assets consist of
Paid-in capital	$610,976,016
Undistributed net investment income	382,418
Accumulated net realized gain (loss) on investments, futures contracts and swap agreements	(77,949,930)
Net unrealized appreciation (depreciation) on investments, futures contracts and swap agreements	31,697,830
Net assets	$565,106,334

Net asset value per share
Based on 25,983,314 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$21.75

SEE NOTES TO FINANCIAL STATEMENTS13

STATEMENT OF OPERATIONS  For the year ended 7-31-15

Investment income
Dividends	$51,709,387
Interest	535,278
Less foreign taxes withheld	(8,460)
Total investment income	52,236,205
Expenses
Investment management fees	6,427,093
Accounting and legal services fees	140,620
Transfer agent fees	28,545
Trustees' fees	45,920
Printing and postage	106,481
Professional fees	76,004
Custodian fees	66,292
Stock exchange listing fees	23,977
Interest expense	2,579,190
Other	37,451
Total expenses	9,531,573
Less expense reductions	(65,057)
Net expenses	9,466,516
Net investment income	42,769,689
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(477,321)
Futures contracts	(3,085,990)
Swap contracts	(1,250,972)
(4,814,283)
Change in net unrealized appreciation (depreciation) of
Investments	17,609,397
Futures contracts	(354,171)
Swap contracts	(215,164)
17,040,062
Net realized and unrealized gain	12,225,779
Increase in net assets from operations	$54,995,468

14SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-15	Year ended 7-31-14
Increase (decrease) in net assets
From operations
Net investment income	$42,769,689	$43,516,584
Net realized gain (loss)	(4,814,283)	2,250,444
Change in net unrealized appreciation (depreciation)	17,040,062	18,628,750
Increase in net assets resulting from operations	54,995,468	64,395,778
Distributions to shareholders
From net investment income	(43,651,967)	(43,651,968)
Total increase	11,343,501	20,743,810
Net assets
Beginning of year	553,762,833	533,019,023
End of year	$565,106,334	$553,762,833
Undistributed net investment income	$382,418	$2,747,612
Share activity
Shares outstanding
At beginning and end of year	25,983,314	25,983,314

SEE NOTES TO FINANCIAL STATEMENTS15

STATEMENT OF CASH FLOWS For the year ended 7-31-15

Cash flows from operating activities
Net increase in net assets from operations	$54,995,468
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(92,628,950)
Long-term investments sold	99,964,402
Increase in short term investments	(2,350,000)
Net amortization of premium (discount)	(5,656)
Decrease in futures variation margin	409,998
Increase in dividends and interest receivable	(491,535)
Increase in payable for investments purchased	252,929
Decrease in unrealized appreciation of swap contracts	215,164
Increase in cash segregated at custodian for swap contracts	(100,000)
Increase in cash held at broker for futures contracts	(32,000)
Increase in other receivables and prepaid expenses	(5,126)
Decrease in payable to affiliates	(19,483)
Increase in interest payable	589
Increase in other liabilities and accrued expenses	17,088
Net change in unrealized (appreciation) depreciation on investments	(17,609,397)
Net realized gain on investments	477,321
Proceeds received as return of capital	561,462
Net cash provided by operating activities	$43,652,274
Cash flows from financing activities
Distributions to shareholders	($43,651,967)
Net cash used in financing activities	($43,651,967)
Net increase in cash	$307
Cash at beginning of period	$126
Cash at end of period	$433
Supplemental disclosure of cash flow information
Cash paid for interest	$2,578,601

16SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

COMMON SHARES Period ended	7-31-15	7-31-14	7-31-13	7-31-12	7-31-11
Per share operating performance
Net asset value, beginning of period	$21.31	$20.51	$22.03	$20.70	$19.70
Net investment income[1]	1.65	1.67	1.74	1.74	1.72
Net realized and unrealized gain (loss) on investments	0.47	0.81	(1.58)	1.27	0.82
Total from investment operations	2.12	2.48	0.16	3.01	2.54
Less distributions to common shareholders
From net investment income	(1.68)	(1.68)	(1.68)	(1.68)	(1.54)
Net asset value, end of period	$21.75	$21.31	$20.51	$22.03	$20.70
Per share market value, end of period	$19.76	$19.93	$20.05	$23.40	$20.02
Total return at net asset value (%)[2,3]	10.72	13.27	0.52	15.25	13.57
Total return at market value (%)[2]	7.55	8.36	(7.49)	26.58	14.61
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$565	$554	$533	$572	$536
Ratios (as a percentage of average net assets):
Expenses before reductions	1.69	1.76	1.68	1.74	1.74
Expenses including reductions[4]	1.68	1.76	1.68	1.74	1.74
Net investment income	7.58	8.30	7.88	8.40	8.33
Portfolio turnover (%)	11	6	21	18	16
Total debt outstanding end of period (in millions)	$293	$293	$293	$283	$273
Asset coverage per $1,000 of debt[5]	$2,932	$2,893	$2,822	$3,020	$2,965

1	Based on average daily shares outstanding.
2	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gain and return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Expenses excluding interest expense were 1.22%, 1.27%, 1.22%, 1.24% and 1.22% for the periods ended 7-31-15, 7-31-14, 7-31-13, 7-31-12 and 7-31-11, respectively.
5	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS17

Notes to financial statements

Note 1 — Organization

John Hancock Preferred Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2015, by major security category or type:

	Total value at 7-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Preferred securities
Consumer staples	$13,013,000	—	$13,013,000	—
Financials	515,432,316	$515,432,316	—	—
Industrials	12,736,350	12,736,350	—	—

	Total value at 7-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Telecommunication services	$68,696,220	$64,339,980	$4,356,240	—
Utilities	213,187,284	207,664,438	5,522,846	—
Common stocks	10,767,500	10,767,500	—	—
Corporate bonds	12,479,000	—	12,479,000	—
Short-term investments	9,382,000	—	9,382,000	—
Total investments in securities	$855,693,670	$810,940,584	$44,753,086	—
Other financial instruments:
Futures	($103,938)	($103,938)	—	—
Interest Rate Swaps	($1,085,307)	—	($1,085,307)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of July 31, 2015, the fund has a capital loss carryforward of $78,504,709 available to offset future net realized capital gains. The following table details the capital loss carryforward available:

Capital loss carryforward expiring at July 31			No expiration date
2017	2018	2019	Short term	Long term
$53,099,790	$11,734,215	$2,278,715	$1,352,612	$10,039,377

As of July 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly and capital gain distributions, if any, annually. The tax character of distributions for the years ended July 31, 2015 and 2014 was as follows:

	July 31, 2015	July 31, 2014
Ordinary income	$43,651,967	$43,651,968

As of July 31, 2015, the components of distributable earnings on a tax basis consisted of $382,418 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions and real estate investment trusts.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments, cash segregated at the custodian for swap contracts or cash held at the broker for futures contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Swaps are typically traded through the OTC market. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Futures are traded and cleared on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange.

Margin requirements for exchange-traded derivatives are set by the broker or applicable exchange. Margin for exchange-traded transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended July 31, 2015, the fund used futures contracts to manage against anticipated interest rate changes. During the year ended July 31, 2015, the fund held futures contracts with notional values ranging from $79.8 million to $83.8 million, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2015:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	640	Short	Sep 2015	($81,453,490)	($81,557,428)	($103,938)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended July 31, 2015, the fund used interest rate swaps to manage against anticipated interest rate changes. The following table summarizes the interest rate swap contracts held during the year ended July 31, 2015 and as of July 31, 2015:

Counterparty	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Market value
Morgan Stanley Capital Services	$68,000,000	Fixed 1.4625%	3 Month LIBOR (a)	Aug 2016	($1,066,678)
Morgan Stanley Capital Services	68,000,000	Fixed 0.875%	3 Month LIBOR (a)	Jul 2017	(18,629)
	$136,000,000				($1,085,307)

(a) At 7/31/15, the 3-month LIBOR rate was 0.30860%

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures	Futures†	—	($103,938)
Interest rate	Swap contracts, at value	Swaps	—	(1,085,307)
			—	($1,189,245)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2015:

Risk	Statement of operations location	Futures contracts	Swap contracts	Total
Interest rate	Net realized gain (loss)	($3,085,990)	($1,250,972)	($4,336,962)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2015:

Risk	Statement of operations location	Futures contracts	Swap contracts	Total
Interest rate	Change in unrealized appreciation (depreciation)	($354,171)	($215,164)	($569,335)

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to 0.75% of the fund's average daily managed assets including any assets attributable to the Credit Facility Agreement (see Note 7) (collectively, managed assets). The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2015, this waiver amounted to 0.01% of the fund's average daily managed assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $65,057 for the year ended July 31, 2015.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31,2015 were equivalent to a net annual effective rate of 0.74% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Each independent Trustee receives from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Leverage risk

The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the CFA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of net asset value and market price of common shares;
•	fluctuations in the interest rate paid for the use of the credit facility;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 7 — Credit facility agreement

The fund has entered into a CFA with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $292.5 million (maximum facility amount) and to invest the borrowings in accordance with its investment practices.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund's custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.70% and is payable monthly. As of July 31, 2015, the fund had borrowings of $292,500,000 at an interest rate of 0.89%, which are reflected in the CFA payable on the Statement of assets and liabilities. During the year ended July 31, 2015, the average borrowings under the CFA and the effective average interest rate were $292,500,000 and 0.88%, respectively.

The fund is required to pay a commitment fee equal to 0.60% on any unused portion of the maximum facility amount, only for days on which the aggregate outstanding amount of the loans under the CFA is less than 80% of the maximum facility amount. For the year ended July 31, 2015,there were no commitment fees incurred by the fund.

The fund may terminate the CFA with 30 days' notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, BNP generally is required to provide the fund with 360 days' notice prior to terminating or amending the CFA.

The fund has an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the fund to BNP or (ii) 33 1/3% of the fund's total assets. The fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The fund also has the right to apply and set-off an amount equal to 100% of the then-current fair market value of such Lent Securities against the current borrowings under the CFA in the event that BNP fails to timely return the Lent Securities and in certain other circumstances. In such circumstances, however, the fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the fund's income generating potential may decrease. Even if the fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. Income earned from Lent Securities is recorded as a component of interest income on the Statement of operations. During the year ended July 31, 2015, the fund did not loan any securities under this agreement.

Note 8 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $92,628,950 and $99,964,402, respectively, for the year ended July 31, 2015.

Note 9 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Preferred Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets, of cash flows, and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Preferred Income Fund (the "Fund") at July 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2015

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ADDITIONAL INFORMATION

Unaudited

Investment objective and principal investment strategies

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on August 27, 2002 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's primary investment objective is to provide a high level of current income, consistent with preservation of capital. The fund's secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective. The fund seeks to achieve its investment objectives by investing in securities that, in the opinion of the Advisor, may be undervalued relative to similar securities in the marketplace. The fund's principal investment strategies include, but are not limited to, the following: Under normal market conditions, the fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. In addition, the fund invests 25% or more of its total assets in the industries composing the utilities sector.

Effective March 12, 2015, the Board of Trustees approved a revision to the fund's investment policies reducing the amount of the fund's securities that must be rated investment grade. The new investment policy provides that the fund will invest at least 50% of its total assets in preferred securities and other fixed-income securities that are rated investment grade (i.e., at least "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Services ("S&P"), or in unrated securities determined by the Advisor to be of comparable credit quality. In addition, under the new policy, the fund can invest up to 50% of its total assets in preferred securities and other fixed income securities that are rated below investment grade by either S&P or Moody's or in comparable unrated securities. Below investment grade securities must be rated "B" or higher by either S&P or Moody's (or determined to be of comparable quality). These investment policies are based on credit quality ratings at the time of acquisition.

Under the prior policy, the fund was required to invest at least 65% of its total assets in preferred securities and other fixed-income securities rated investment grade or in unrated securities determined by the Advisor to be of comparable credit quality. In addition, under the prior investment policy, the fund had the ability to invest up to 35% of its total assets in preferred securities and other fixed income securities rated below investment grade, subject to the rating parameters set forth above.

Dividends and distributions

During the year ended July 31, 3015, distributions from net investment income totaling $1.6800 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment Date	Distributions
August 29, 2014	$0.1400
September 30, 2014	0.1400
October 31, 2014	0.1400
November 28, 2014	0.1400
December 18, 2014	0.1400
January 30, 2015	0.1400
February 27, 2015	0.1400
March 31, 2015	0.1400
April 30, 2015	0.1400
May 29, 2015	0.1400
June 30, 2015	0.1400
July 31, 2015	0.1400
Total	$1.6800

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011 and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund's administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

The fund held its Annual Meeting of Shareholders on January 26, 2015. The following proposal was considered by the shareholders:

Proposal: Election of four (4) Trustees to serve for a three-year term ending at the 2018 Annual Meeting of Shareholders. Each Trustee was re-elected by the fund's shareholders and the votes cast with respect to each Trustee are set forth below.

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Charles L. Bardelis	21,632,058.273	552,314.000
Peter S. Burgess	21,638,429.273	545,943.000
Theron S. Hoffman	21,651,483.273	532,889.000
Non-Independent Trustee
Warren A. Thomson	21,656,072.273	528,300.000

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: Craig Bromley, William H. Cunningham, Grace K. Fey, Deborah C. Jackson, Hassell H. McClellan, James M. Oates, Steven R. Pruchansky and Gregory A. Russo. The Board appointed James R. Boyle to serve as a Non-Independent Trustee on March 10, 2015.

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Preferred Income Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2015 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 21-22, 2015.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2015, the Board, including the Trustees who are not considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and

(e)	considered the fund's share performance and premium/discount information.

The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the one-, three- and five-year periods and its peer group average for the one-year period and underperformed its peer group average for the three- and five-year periods ended December 31, 2014. The Board took into account management's discussion of the Fund's performance, including the favorable performance relative to the benchmark index for the one-, three- and five-year periods and to the peer group for the one-year period. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and/or the fund's benchmark.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund's total managed assets, which are attributable to common stock and borrowings.

The Board noted that net management fees for the fund and total expenses for the fund are each lower than the peer group median and that the contractual fee waiver and/or expense reimbursement reduces certain expenses to the fund.

The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(f) (g)	noted that the fund's Subadvisor is an affiliate of the Advisor; noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fees for the fund are paid by the Advisor; and

(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board noted that although the fund does not have breakpoints in its contractual management fee, its net management fee and total expenses are each below the peer group median. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance, based on net asset value, has outperformed the historical performance of the fund's benchmark and the fund's overall performance is being monitored and reasonably addressed, where appropriate; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	221
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	221
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	221
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2002	221
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	221
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	221
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	221
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	221
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2002	221
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	221
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	221
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	221
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	221
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Mr. Bromley, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2016; Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2017; and Mr. Bardelis, Mr. Burgess, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2018.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Listed New York Stock Exchange: HPI

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

For shareholder assistance refer to page 30

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

INCOME FUNDS (continued)

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF216834	P8A 7/15 9/15

ITEM 2. CODE OF ETHICS.

As of the end of the period, July 31, 2015, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $40,651 for the fiscal year ended July 31, 2015 and $39,493 for the fiscal year ended July 31, 2014. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit related fees billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates") amounted to $0 for the fiscal year ended July 31, 2015 and $0 for the fiscal year ended July 31, 2014. Additionally, amounts billed to control affiliates were $103,940 and $98,642 for the fiscal years ended July 31, 2015 and 2014, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,500 for the fiscal year ended July 31, 2015 and $3,450 for the fiscal year ended July 31, 2014. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $216 for the fiscal year ended July 31, 2015 and $122 for the fiscal year ended July 31, 2014. The nature of the services comprising the all other fees was mainly tax consulting work. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended July 31, 2014, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $6,294,665 for the fiscal year ended July 31, 2015 and $6,191,189 for the fiscal year ended July 31, 2014.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess – Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies

Information about the portfolio managers

Management Biographies

Below is a list of the John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”) portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of October 1, 2015.

Gregory K. Phelps

Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management since 2005

Began business career in 1981

Managed the fund since 2002 (inception)

Mark T. Maloney

Managing Director and Senior Portfolio Manager, John Hancock Asset Management since 2005

Began business career in 1976

Managed the fund since 2002 (inception)

Joseph Bozoyan, CFA

Portfolio Manager

Managing Director and Senior Investment Analyst, Intrinsic Value Team,

John Hancock Asset Management (2014–2015)

Director and Senior Investment Manager, Intrinsic Value Team,

John Hancock Asset Management (2011–2014)

Began business career in 1993

Managed the fund since 2015

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of July 31, 2015. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Portfolio Manager Name	Other Accounts Managed by the Portfolio Manager
Gregory K. Phelps	Other Registered Investment Companies: Four (4) funds with total assets of approximately $4.0 billion. Other Pooled Investment Vehicles: None Other Accounts: None

Mark T. Maloney*	Other Registered Investment Companies: Four (4) funds with total assets of approximately $4.0 billion. Other Pooled Investment Vehicles: None Other Accounts: None
Joseph Bozoyan, CFA**	Other Registered Investment Companies: Four (4) funds with total assets of approximately $4.0 billion. Other Pooled Investment Vehicles: None Other Accounts: None

*    Mr. Maloney retired from the subadvisor on August 31, 2015 and no longer serves as a portfolio manager of the Fund.

**  Mr. Bozoyan joined the investment management team of the Fund on June 1, 2015.

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: None.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadvisor. A limited number of senior investment professionals, who serve as officers of both the Subadvisor and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•	Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•	Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered, and no specific benchmark is used to measure performance. With respect to fixed income accounts, relative yields are also used to measure performance.

•	The Profitability of the Subadvisor: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

•         Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•	Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Share Ownership by Portfolio Managers. The following table indicates as of July 31, 2015 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Portfolio Manager	Range of Beneficial Ownership
Gregory K. Phelps	$1 - $10,000
Mark T. Maloney*	$10,001 - $50,000
Joseph Bozoyan, CFA**	None

*    Mr. Maloney retired from the subadvisor on August 31, 2015 and no longer serves as a portfolio manager of the Fund.

**  Mr. Bozoyan joined the investment management team of the Fund on June 1, 2015.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)   There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date: September 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date: September 21, 2015

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date: September 21, 2015